UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period:	August 1, 2015 — January 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNRAX

Putnam Research Fund

Semiannual report 1|31|16

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Research
Fund

Semiannual report
1 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In markets around the world, 2016 began with a sharp downturn, driven mainly by fears of weak global growth. Equity and fixed-income markets are again showing some of the negative trends seen during late summer of 2015. Generally speaking, only high-quality bonds appear to be weathering the storm. Of course, as in any downturn, attractive valuation opportunities may be emerging.

While economic growth may be muted in many parts of the world, notably in China and in emerging markets, the U.S. economy appears to be among the more resilient. The unemployment rate has fallen below 5%, with some signs of moderate wage growth and solid housing market conditions. Low energy prices, while a negative for energy companies, mean more money in consumers’ pockets, helping to buoy consumption. Moreover, divergent economic policies among central banks around the globe may create potential opportunities for capturing growth.

Although no one can predict where markets will head going forward, Putnam’s experienced portfolio managers are actively seeking fundamental insights to maneuver in all types of conditions, relying on a proprietary global research framework to help guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended January 31, 2016, as well as an outlook for the coming months.

For questions on market turbulence, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam Research Fund

The best stock ideas from Putnam's talented research analysts

Featuring the careful stock picks of Putnam's large-cap equity research analysts, Putnam Research Fund offers investors our best-ideas portfolio that can include both growth- and value-style stocks.

> "Our stock selection process is a collaborative effort across the firm that emphasizes outside-the-box critical thinking."

Aaron M. Cooper, CFA
Portfolio Manager
Director of Global Equity Research

New ways of thinking are at the heart of Putnam's proprietary research

Putnam Research Fund is a broadly diversified U.S. stock fund. We believe it stands out from the crowd by virtue of our analysts' fundamental research insights into the most powerful factors that can drive companies' earnings growth. What's more, we seek to anticipate the market's missteps and consistently identify points where we can take a different perspective from the market consensus.

Actively managed by an experienced team

Putnam Research Fund represents the best ideas and stock recommendations from a talented team of senior Putnam analysts. Each sector component is actively managed, which means investments are consistently monitored and adjusted as business fundamentals, market conditions, or opportunities change.

Seeking diversification among large U.S. corporations

Consumer	Financials	Health Care	Industrials	Natural Resources	Technology	Telecommunications	Utilities
Retail stores, restaurants, media, hotels, food and beverages	Banking, insurance, real estate, credit cards, brokerages	Health-care service providers, pharmaceuticals, biotechnology, medical devices	Airlines, railroads, aerospace and defense, construction, machinery, transportation	Oil and gas, metals, mining, paper, chemicals, natural resources equipment	Computer hardware, software, storage, and security; consulting and Internet services	Telephone equipment and services, mobile Internet, fiber-optic cable	Electric power, natural gas, wind, solar, and hydropower

2 Research Fund

Research Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Research Fund

Interview with
your fund’s
portfolio manager

Market volatility rattled investors during the six months ended January 31, 2016. What were some of the most difficult aspects of navigating this market, and how did Putnam Research Fund fare?

Market volatility picked up in the summer of 2015 due to a variety of global macroeconomic factors. The fourth quarter saw stocks bounce back from their third-quarter lows, but a variety of headwinds — from China’s economic weakness to depressed commodity markets — made for a relatively difficult backdrop for investors. January opened with extreme volatility, primarily as concerns over China led investors to wonder whether the risks of a global recession were increasing.

Putnam Research Fund is sector neutral, which means stock selection rather than sector over/underweights is the key driver of performance. For the period, the fund underperformed the benchmark S&P 500 Index, primarily due to stock selection in the consumer, technology, and energy sectors.

With energy, did you expect some stabilization or reversion in oil and gas prices?

During the period, we did become slightly more bullish on energy stocks, though it appears we did so too soon. Although energy stock selection hurt relative results, we maintain our conviction in companies that we believe are low-cost energy players

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Research Fund	5

with strong balance sheets. In our view, these companies are well suited to survive the downturn in energy prices and well positioned to thrive once stabilization and rebound occur in oil and gas markets.

How did China’s economic situation continue to affect global markets?

China’s economic slowdown and the buildup of leverage in the financial system there intensified in the third and fourth calendar quarters of 2015, and we think China may pose even bigger risks to the global economy and markets as time passes. Some of the Chinese government’s actions to stabilize markets have been unsuccessful, which calls into question the government’s ability to manage through the economic crisis. In our estimation, economic signals from China are relatively weaker, and multinational companies’ businesses in China and other emerging markets have generally been weak as well.

What is your take on recent earnings results and near-term earnings potential? Are companies still in good health, in your view?

Looking back over 2015, earnings growth was generally flat. However, when we exclude the energy sector, earnings growth was closer to the mid single digits, which, in our view, is an indicator of some strength. Headwinds developed during the year, including emerging-market weakness as well as a tightening of credit for companies that rely on the securities markets to fund their growth, but this did not derail the earnings outlook for everyone.

Looking forward, we remain positive about e-commerce and Internet stocks, in particular. In health care, we are on the lookout for incremental pricing risks driven by political and regulatory questions. In energy, we are more positive — and perhaps we are contrarian in this view. It seems to us that the energy market is self-correcting over time. As the

Allocations are shown as a percentage of the fund’s net assets as of 1/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Research Fund

supply side responds to oversupplied conditions and demand picks up (which we think is getting closer), commodity prices tend to increase. In financials, we are also relatively positive. The early stage of Federal Reserve interest-rate hikes, for example, should, in our view, help set positive conditions for most of the sector, but particularly for banks, brokers, and asset managers.

What were some of the largest detractors from the fund’s relative return for the period?

In light of the challenging environment for commodities such as oil and gas, the stocks of natural resource-related companies tended to suffer during the period. This was the case for several of the fund’s holdings, including the stock of oil and gas exploration and production companies Anadarko and Genel Energy, and the electricity generation and distribution company NRG Energy.

In the case of Genel, which has operations in Iraq, our thesis was that the company owned and operated substantial oil and gas fields at the very low end of the cost curve, so it could generate profits and cash flow even at low oil prices. Notwithstanding this, its shares were not immune to the rapid and substantial drop in the price of crude. Given that the company operates in Iraqi Kurdistan, it also faces various political risks. Indeed, factors

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Research Fund	7

associated with these risks recently appear to have compromised the company’s ability to invest in its assets, leading to production declines and the potential for writedowns. As we have recognized that our original thesis was undermined by these developments, we have reduced our holdings of the stock.

Bombardier, an out-of-benchmark holding, was the third-largest detractor from the fund’s relative performance. This company is a leading manufacturer of aircraft and trains. In early 2015, Bombardier announced the need to raise $2 billion to cover the cost of a new fuel-efficient passenger jet airliner, the CSeries, which had been delayed for two years and was over budget. The company also announced the replacement of its chief executive officer and suspended its dividend. We sensed positive change following these financing and leadership announcements, but we may have been too early.

Which strategies or holdings contributed to the fund’s relative return?

Northrop Grumman, which is one of the largest defense conglomerates in the world, was a top contributor for the period. The company, which specializes in unmanned aerial vehicle manufacturing and defense systems, continued to win franchise programs and saw higher-than-expected earnings, which led to share price appreciation.

L-3 Communications Holdings also contributed. This aerospace contractor saw solid earnings and penetrated new markets. In addition, the company strengthened its communication systems segment with an acquisition and returned cash to shareholders through share buybacks and dividends, all of which acted as tailwinds for the stock.

Ctrip, China’s largest online travel agency, also contributed positively to relative returns. Although the economic slowdown in China is a serious risk for the global economy, we

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Research Fund

believe there are pockets of opportunity there, and Ctrip is a good example, in our view. As the middle class expands in China, an increasing number of consumers have sufficient disposable income to spend on travel, particularly within Mainland China, which is where Ctrip focuses its efforts. Companies like Ctrip are reaping the rewards of this development in the domestic Chinese economy, in terms of better earnings and improved long-term growth potential.

Following on the market’s generally flat performance in 2015 and the volatile market decline in January 2016, are you concerned that we are entering bear market territory?

While we don’t think a true bear market is likely, we think the risk for that to happen in the quarters ahead is higher than it has been in recent years. We believe there are perhaps a couple of years left in the current economic expansion for the United States; accordingly, looking forward into 2016, we think it is plausible that markets will see low- to mid-single-digit earnings growth.

We would call this a realistic and positive view of future earnings growth, and on the basis of this perspective, we think the market could achieve attractive positive returns. There are important risks to this view, of course. Now that the Fed has embarked on its rate-raising campaign, we think interest rates may begin rising across different parts of the yield curve, meaning that borrowing costs could begin to go up for companies. In addition, the recently booming M&A [mergers and acquisitions] cycle may be past its peak. For 2016, it remains to be seen how much of a headwind this becomes, but we take this, too, as a sign of the maturity of the economic cycle — as well as a signal of the risk that the cycle could end prematurely.

Against this market and economic backdrop, we think it is important to tread carefully. In Putnam Research Fund, we have taken the fund’s beta — or market sensitivity — moderately lower. And in general, the fund is slightly more defensively positioned within some sectors as we have become increasingly wary of the prevailing market risks.

Thank you, Aaron, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Neil P. Desai; Kathryn B. Lakin; Ferat Ongoren; and Walter D. Scully, CPA.

Research Fund	9

IN THE NEWS

The world may be awash in more oil than previously thought — and low oil prices may remain with us for the near term, according to the International Energy Agency (IEA). In January, the per-barrel price of crude dropped below $30, hitting a 12-year low. As Organization of Petroleum Exporting Countries (OPEC) members Iran and Iraq boost oil production and global demand growth slows, supply may exceed consumption by an average of 1.75 million barrels a day in the first six months of 2016, compared with the IEA’s estimate in January of 1.5 million barrels per day. The excess in supply could swell even further if OPEC adds output, the Paris-based IEA noted in its February market report. In January, Iran ramped up oil production following the removal of international oil sanctions, Iraqi volumes notched a record high, and Saudi Arabia, OPEC’s largest producer, “turned up the taps,” the IEA said. For 2016, the IEA has lowered its global oil demand estimates by 100,000 barrels per day, leaving the level of growth for this year unchanged at 1.2 million barrels per day.

10 Research Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(6/29/15)	(4/4/00)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	7.67%	7.35%	7.32%	7.32%	6.86%	6.86%	7.13%	6.94%	7.40%	7.88%	7.88%

10 years	71.84	61.96	61.74	61.74	59.33	59.33	63.41	57.69	67.61	76.25	76.15
Annual average	5.56	4.94	4.93	4.93	4.77	4.77	5.03	4.66	5.30	5.83	5.82

5 years	59.70	50.51	53.84	51.84	53.84	53.84	55.76	50.31	57.75	61.82	61.72
Annual average	9.81	8.52	9.00	8.71	9.00	9.00	9.27	8.49	9.55	10.10	10.09

3 years	34.36	26.63	31.43	28.43	31.43	31.43	32.42	27.79	33.40	35.48	35.40
Annual average	10.35	8.19	9.54	8.70	9.54	9.54	9.81	8.52	10.08	10.65	10.63

1 year	–4.97	–10.44	–5.65	–10.34	–5.66	–6.59	–5.44	–8.75	–5.21	–4.70	–4.75

6 months	–10.71	–15.85	–11.01	–15.44	–11.02	–11.90	–10.91	–14.03	–10.81	–10.56	–10.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Research Fund	11

Comparative index returns For periods ended 1/31/16

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Annual average (life of fund)	8.11%	7.35%

10 years	87.41	72.25
Annual average	6.48	5.52

5 years	67.80	56.02
Annual average	10.91	9.25

3 years	37.88	31.13
Annual average	11.30	9.42

1 year	–0.67	–2.70

6 months	–6.77	–8.52

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/16, there were 901, 877, 792, 706, 515, and 124 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.297		$0.119	$0.127	$0.192		$0.287	$0.331	$0.359

Capital gains	—		—	—	—		—	—	—

Total	$0.297		$0.119	$0.127	$0.192		$0.287	$0.331	$0.359

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/15	$26.65	$28.28	$24.97	$24.98	$25.60	$26.53	$26.41	$26.84	$26.84

1/31/16	23.52	24.95	22.11	22.11	22.63	23.45	23.29	23.70	23.66

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Research Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(6/29/15)	(4/4/00)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	8.03%	7.71%	7.68%	7.68%	7.22%	7.22%	7.49%	7.30%	7.76%	8.24%	8.24%

10 years	86.71	75.98	75.64	75.64	73.12	73.12	77.60	71.38	82.03	91.52	91.42
Annual average	6.44	5.81	5.79	5.79	5.64	5.64	5.91	5.53	6.17	6.71	6.71

5 years	73.47	63.50	67.05	65.05	67.04	67.04	69.14	63.22	71.30	75.67	75.59
Annual average	11.65	10.33	10.81	10.54	10.81	10.81	11.08	10.30	11.37	11.93	11.92

3 years	49.74	41.13	46.43	43.43	46.42	46.42	47.45	42.28	48.57	50.89	50.82
Annual average	14.41	12.17	13.56	12.77	13.55	13.55	13.82	12.47	14.11	14.70	14.68

1 year	–1.66	–7.31	–2.41	–7.26	–2.41	–3.38	–2.18	–5.60	–1.91	–1.40	–1.45

6 months	–3.50	–9.05	–3.83	–8.62	–3.84	–4.80	–3.73	–7.10	–3.60	–3.35	–3.39

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended 7/31/15	1.09%	1.84%	1.84%	1.59%	1.34%	0.70%*	0.84%

Annualized expense ratio for the
six-month period ended 1/31/16	1.11%	1.86%	1.86%	1.61%	1.36%	0.71%	0.86%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class Y shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R6 shares.

Research Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/15 to 1/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.28	$8.84	$8.84	$7.65	$6.47	$3.38	$4.09

Ending value (after expenses)	$892.90	$889.90	$889.80	$890.90	$891.90	$894.40	$893.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/16, use the following calculation method. To find the value of your investment on 8/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.63	$9.42	$9.42	$8.16	$6.90	$3.61	$4.37

Ending value (after expenses)	$1,019.56	$1,015.79	$1,015.79	$1,017.04	$1,018.30	$1,021.57	$1,020.81

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Research Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Research Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2016, Putnam employees had approximately $463,000,000 and the Trustees had approximately $124,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Research Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Research Fund 17

The fund’s portfolio 1/31/16 (Unaudited)

COMMON STOCKS (97.8%)*	Shares	Value

Aerospace and defense (6.2%)
Airbus Group SE (France)	4,725	$297,193

Bombardier, Inc. Class B (Canada) †	1,124,149	786,399

Embraer SA ADR (Brazil)	11,064	318,422

General Dynamics Corp.	19,645	2,627,912

Honeywell International, Inc.	14,040	1,448,928

L-3 Communications Holdings, Inc.	30,111	3,518,169

Northrop Grumman Corp.	23,210	4,295,243

Raytheon Co.	10,254	1,314,973

United Technologies Corp.	16,163	1,417,333

16,024,572
Airlines (0.4%)
American Airlines Group, Inc.	27,564	1,074,720

1,074,720
Banks (5.7%)
Bank of America Corp.	223,959	3,166,780

Citigroup, Inc.	20,266	862,926

JPMorgan Chase & Co.	74,442	4,429,299

KeyCorp	88,288	985,294

Regions Financial Corp.	115,352	936,658

U.S. Bancorp	42,378	1,697,663

Wells Fargo & Co.	52,471	2,635,618

14,714,238
Beverages (1.6%)
Dr. Pepper Snapple Group, Inc.	14,052	1,318,640

Molson Coors Brewing Co. Class B	19,303	1,746,535

PepsiCo, Inc.	9,550	948,315

4,013,490
Biotechnology (3.4%)
AMAG Pharmaceuticals, Inc. † S	7,483	171,436

Amgen, Inc.	12,522	1,912,485

Biogen, Inc. †	6,004	1,639,452

Celgene Corp. †	20,270	2,033,486

Gilead Sciences, Inc.	32,124	2,666,292

TESARO, Inc. †	10,024	346,229

8,769,380
Building products (0.5%)
Allegion PLC (Ireland)	2,741	165,995

CaesarStone Sdot-Yam, Ltd. (Israel) †	13,660	513,479

Fortune Brands Home & Security, Inc.	12,637	614,032

1,293,506
Capital markets (3.0%)
AllianceBernstein Holding LP	30,390	560,392

Ameriprise Financial, Inc.	6,988	633,462

Bank of New York Mellon Corp. (The)	44,419	1,608,856

Carlyle Group LP (The)	28,678	392,315

Charles Schwab Corp. (The)	73,204	1,868,898

Invesco, Ltd.	19,817	593,123

KKR & Co. LP	70,277	957,876

18 Research Fund

COMMON STOCKS (97.8%)* cont.	Shares	Value

Capital markets cont.
Morgan Stanley	38,530	$997,156

Oaktree Capital Group, LLC (Units)	3,770	164,975

7,777,053
Chemicals (3.4%)
Air Products & Chemicals, Inc.	4,496	569,688

Albemarle Corp.	2,476	130,337

Axalta Coating Systems, Ltd. †	19,453	463,176

Axiall Corp.	4,245	76,113

CF Industries Holdings, Inc.	17,257	517,710

Dow Chemical Co. (The)	29,723	1,248,366

E.I. du Pont de Nemours & Co.	22,858	1,205,988

PPG Industries, Inc.	10,468	995,716

Praxair, Inc.	4,780	478,000

Sherwin-Williams Co. (The)	7,393	1,890,168

Symrise AG (Germany)	16,297	1,051,508

8,626,770
Commercial services and supplies (1.0%)
Rollins, Inc.	20,517	565,243

Tyco International PLC	58,888	2,025,158

2,590,401
Communications equipment (1.3%)
Cisco Systems, Inc.	109,379	2,602,126

QUALCOMM, Inc.	18,897	856,790

3,458,916
Construction materials (0.1%)
Martin Marietta Materials, Inc.	1,097	137,761

137,761
Consumer finance (0.7%)
Capital One Financial Corp.	3,721	244,172

Oportun Financial Corp. (acquired 6/23/15, cost $133,158)
(Private) † ∆∆ F	46,722	119,842

Synchrony Financial †	50,395	1,432,226

1,796,240
Containers and packaging (0.3%)
Sealed Air Corp.	12,010	486,765

Smurfit Kappa Group PLC (Ireland)	8,342	181,081

667,846
Diversified consumer services (0.4%)
Bright Horizons Family Solutions, Inc. †	8,255	579,253

Service Corp. International/US	13,958	337,644

916,897
Diversified financial services (0.7%)
Berkshire Hathaway, Inc. Class B †	14,164	1,838,062

1,838,062
Diversified telecommunication services (1.9%)
AT&T, Inc.	86,049	3,102,927

Level 3 Communications, Inc. †	34,935	1,705,177

4,808,104
Electric utilities (1.4%)
American Electric Power Co., Inc.	8,740	532,878

Edison International	6,669	412,144

Exelon Corp.	45,070	1,332,720

NextEra Energy, Inc.	11,180	1,248,918

		3,526,660

Research Fund 19

COMMON STOCKS (97.8%)* cont.	Shares	Value

Electronic equipment, instruments, and components (0.3%)
TE Connectivity, Ltd.	13,439	$768,173

768,173
Energy equipment and services (0.8%)
Baker Hughes, Inc.	19,227	836,567

FMC Technologies, Inc. †	7,118	179,018

Frank’s International NV (Netherlands)	3,431	50,196

Halliburton Co.	10,811	343,682

Oceaneering International, Inc.	1,517	51,350

Schlumberger, Ltd.	6,302	455,446

Weatherford International PLC †	21,094	142,174

2,058,433
Food and staples retail (2.4%)
Costco Wholesale Corp.	9,153	1,383,201

CVS Health Corp.	23,143	2,235,382

Wal-Mart Stores, Inc.	14,436	957,973

Walgreens Boots Alliance, Inc.	20,536	1,637,130

6,213,686
Food products (1.9%)
Blue Buffalo Pet Products, Inc. † S	35,119	597,725

JM Smucker Co. (The)	6,609	848,067

Kraft Heinz Co. (The)	14,228	1,110,638

Mondelez International, Inc. Class A	34,317	1,479,063

Nomad Foods, Ltd. (United Kingdom) †	17,856	156,240

Pinnacle Foods, Inc.	3,744	160,580

TreeHouse Foods, Inc. † S	7,977	633,055

4,985,368
Health-care equipment and supplies (2.3%)
Abbott Laboratories	7,772	294,170

Baxter International, Inc.	22,052	807,103

Boston Scientific Corp. †	37,889	664,194

C.R. Bard, Inc.	5,187	950,621

Cooper Cos., Inc. (The)	3,705	485,911

DexCom, Inc. †	2,856	203,576

Edwards Lifesciences Corp. †	9,791	765,754

Intuitive Surgical, Inc. †	1,784	964,876

Medtronic PLC	8,499	645,244

5,781,449
Health-care providers and services (1.4%)
Aetna, Inc.	3,533	359,801

Anthem, Inc.	1,426	186,079

Cardinal Health, Inc.	12,605	1,025,669

Cigna Corp.	6,475	865,060

Diplomat Pharmacy, Inc. † S	7,513	204,429

Express Scripts Holding Co. †	6,733	483,901

Henry Schein, Inc. †	2,237	338,771

McKesson Corp.	1,480	238,250

3,701,960
Health-care technology (0.2%)
Castlight Health, Inc. Class B † S	87,640	290,088

HTG Molecular Diagnostics, Inc. †	2,637	8,148

Press Ganey Holdings, Inc. † S	5,035	148,784

		447,020

20 Research Fund

COMMON STOCKS (97.8%)* cont.	Shares	Value

Hotels, restaurants, and leisure (1.8%)
Chipotle Mexican Grill, Inc. †	797	$361,017

Hilton Worldwide Holdings, Inc.	51,234	912,478

Marriott International, Inc./MD Class A	6,088	373,073

Penn National Gaming, Inc. †	43,858	619,714

Restaurant Brands International LP (Units) (Canada)	60	2,008

Restaurant Brands International, Inc. (Canada) S	18,686	627,476

Wynn Resorts, Ltd. S	10,180	685,521

Yum! Brands, Inc.	14,090	1,019,693

4,600,980
Household durables (0.1%)
PulteGroup, Inc.	17,376	291,222

291,222
Independent power and renewable electricity producers (0.9%)
Calpine Corp. †	63,295	969,046

NextEra Energy Partners LP	9,458	255,271

NRG Energy, Inc.	69,609	740,640

NRG Yield, Inc. Class C S	22,694	300,469

2,265,426
Industrial conglomerates (0.5%)
Danaher Corp.	14,792	1,281,727

1,281,727
Insurance (2.2%)
American International Group, Inc.	38,317	2,164,144

Assured Guaranty, Ltd.	36,916	877,862

Genworth Financial, Inc. Class A †	106,442	295,909

Hartford Financial Services Group, Inc. (The)	29,376	1,180,328

Prudential PLC (United Kingdom)	56,376	1,108,143

5,626,386
Internet and catalog retail (3.0%)
Amazon.com, Inc. †	7,897	4,635,539

Ctrip.com International, Ltd. ADR (China) † S	20,517	875,666

Delivery Hero Holding GmbH (acquired 6/12/15, cost $154,040)
(Private) (Germany) † ∆∆ F	20	133,450

Groupon, Inc. † S	21,450	58,344

Netflix, Inc. †	2,674	245,580

Priceline Group, Inc. (The) †	1,566	1,667,743

7,616,322
Internet software and services (5.5%)
Alibaba Group Holding, Ltd. ADR (China) † S	5,820	390,115

Alphabet, Inc. Class A †	9,791	7,454,378

Criteo SA ADR (France) † S	4,551	134,619

Facebook, Inc. Class A †	41,050	4,606,221

GoDaddy, Inc. Class A † S	5,418	165,195

GrubHub, Inc. † S	3,064	57,756

Tencent Holdings, Ltd. (China)	25,500	481,748

Yahoo!, Inc. †	23,646	697,793

13,987,825
IT Services (2.4%)
Computer Sciences Corp.	17,895	573,893

Fidelity National Information Services, Inc.	11,924	712,221

MasterCard, Inc. Class A	15,092	1,343,641

Research Fund 21

COMMON STOCKS (97.8%)* cont.	Shares	Value

IT Services cont.
PayPal Holdings, Inc. †	21,643	$782,178

Visa, Inc. Class A	37,679	2,806,709

6,218,642
Leisure products (0.1%)
Brunswick Corp.	6,999	278,910

278,910
Life sciences tools and services (0.4%)
Agilent Technologies, Inc.	28,329	1,066,587

1,066,587
Media (3.7%)
Charter Communications, Inc. Class A † S	5,454	934,597

Comcast Corp. Class A	28,455	1,585,228

DISH Network Corp. Class A †	10,072	486,175

Liberty Global PLC Ser. A (United Kingdom) †	39,797	1,369,415

Live Nation Entertainment, Inc. †	87,006	1,975,036

Time Warner Cable, Inc.	4,704	856,175

Time Warner, Inc.	16,380	1,153,807

Walt Disney Co. (The)	12,821	1,228,508

9,588,941
Metals and mining (0.2%)
Alcoa, Inc.	13,111	95,579

Barrick Gold Corp. (Canada)	5,583	55,328

Newmont Mining Corp.	11,160	222,754

Nucor Corp.	5,914	231,060

Steel Dynamics, Inc.	2,225	40,829

645,550
Multi-utilities (0.7%)
PG&E Corp.	19,096	1,048,561

Sempra Energy	6,835	647,616

1,696,177
Multiline retail (0.5%)
Dollar General Corp.	16,339	1,226,405

1,226,405
Oil, gas, and consumable fuels (5.5%)
Anadarko Petroleum Corp.	47,291	1,848,605

Apache Corp.	13,913	591,859

Cabot Oil & Gas Corp.	9,105	188,929

Cenovus Energy, Inc. (Canada)	37,339	460,041

Chevron Corp.	7,213	623,708

Cimarex Energy Co.	1,675	155,775

Concho Resources, Inc. †	617	58,695

ConocoPhillips	25,364	991,225

Devon Energy Corp.	13,889	387,503

Diamondback Energy, Inc. †	1,460	110,303

EOG Resources, Inc.	11,128	790,311

Exxon Mobil Corp.	14,506	1,129,292

Genel Energy PLC (United Kingdom) †	60,893	91,843

Gulfport Energy Corp. †	1,671	49,378

Kinder Morgan, Inc.	31,757	522,403

Marathon Oil Corp.	27,268	265,318

MPLX LP	7,650	235,391

22 Research Fund

COMMON STOCKS (97.8%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Occidental Petroleum Corp.	17,946	$1,235,223

Pioneer Natural Resources Co.	7,108	881,037

Royal Dutch Shell PLC Class A (United Kingdom)	83,109	1,818,728

Suncor Energy, Inc. (Canada)	66,173	1,558,374

13,993,941
Personal products (2.1%)
Avon Products, Inc.	111,186	376,921

Coty, Inc. Class A	141,171	3,474,218

Edgewell Personal Care Co.	22,346	1,653,827

5,504,966
Pharmaceuticals (5.9%)
Allergan PLC †	12,650	3,598,040

Bristol-Myers Squibb Co.	34,819	2,164,349

Eli Lilly & Co.	20,932	1,655,721

Jazz Pharmaceuticals PLC †	2,244	288,893

Johnson & Johnson	11,812	1,233,645

Merck & Co., Inc.	21,353	1,081,957

Mylan NV †	30,321	1,597,613

Perrigo Co. PLC S	12,799	1,850,479

Pfizer, Inc.	51,564	1,572,186

15,042,883
Real estate investment trusts (REITs) (3.3%)
American Tower Corp. R	21,010	1,982,083

AvalonBay Communities, Inc. R	4,080	699,679

Boston Properties, Inc. R	5,590	649,614

Equinix, Inc. R	1,822	565,859

Equity Lifestyle Properties, Inc. R	5,385	354,979

Essex Property Trust, Inc. R	1,290	274,912

Federal Realty Investment Trust R	2,331	351,585

Gaming and Leisure Properties, Inc. R	21,536	561,659

General Growth Properties R	20,518	575,325

Kimco Realty Corp. R	6,284	170,862

Pebblebrook Hotel Trust R	4,300	105,006

Public Storage R	2,800	709,968

Seritage Growth Properties R	1,507	58,758

Simon Property Group, Inc. R	4,181	778,837

Ventas, Inc. R	9,090	502,859

Vornado Realty Trust R	2,820	249,457

8,591,442
Real estate management and development (0.4%)
CBRE Group, Inc. Class A †	4,279	119,684

RE/MAX Holdings, Inc. Class A	23,329	812,316

932,000
Road and rail (1.0%)
Genesee & Wyoming, Inc. Class A †	7,370	365,405

Union Pacific Corp.	31,243	2,249,496

2,614,901
Semiconductors and semiconductor equipment (1.9%)
Analog Devices, Inc.	6,523	351,329

Avago Technologies, Ltd.	8,811	1,178,119

Cavium, Inc. †	11,602	670,248

Research Fund 23

COMMON STOCKS (97.8%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.
Intel Corp.	13,775	$427,301

Lam Research Corp.	13,189	946,838

Micron Technology, Inc. †	55,139	608,183

ON Semiconductor Corp. †	22,794	195,117

Texas Instruments, Inc.	9,795	518,449

4,895,584
Software (4.3%)
Activision Blizzard, Inc.	13,837	481,804

Adobe Systems, Inc. †	12,141	1,082,127

Microsoft Corp.	141,168	7,776,945

salesforce.com, Inc. †	20,718	1,410,067

TubeMogul, Inc. † S	17,063	192,300

10,943,243
Specialty retail (2.8%)
Advance Auto Parts, Inc.	7,236	1,100,234

Five Below, Inc. † S	22,033	776,223

Gap, Inc. (The) S	25,990	642,473

GNC Holdings, Inc. Class A	5,009	140,302

Home Depot, Inc. (The)	18,559	2,333,980

Michaels Cos., Inc. (The) †	18,721	408,118

Tiffany & Co.	4,072	259,956

TJX Cos., Inc. (The)	20,653	1,471,320

7,132,606
Technology hardware, storage, and peripherals (4.5%)
Apple, Inc.	92,443	8,998,402

EMC Corp.	60,999	1,510,945

Hewlett Packard Enterprise Co.	42,769	588,501

HP, Inc.	42,769	415,287

11,513,135
Textiles, apparel, and luxury goods (1.1%)
Hanesbrands, Inc.	30,492	932,140

NIKE, Inc. Class B	31,114	1,929,379

2,861,519
Tobacco (1.5%)
Philip Morris International, Inc.	41,403	3,726,684

3,726,684
Water utilities (0.2%)
American Water Works Co., Inc.	8,406	545,633

		545,633

Total common stocks (cost $253,696,646)		$250,680,342

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $365) (Private) † ∆∆ F	128	$328

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $6,955) (Private) † ∆∆ F	2,208	6,260

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $16,334) (Private) † ∆∆ F	3,209	14,700

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $23,689) (Private) † ∆∆ F	4,654	21,320

24 Research Fund

CONVERTIBLE PREFERRED STOCKS (0.2%)* cont.	Shares	Value

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $13,286) (Private) † ∆∆ F	2,420	$11,957

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$40,105) (Private) † ∆∆ F	5,222	36,094

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $112,481) (Private) † ∆∆ F	39,467	101,233

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$142,232) (Private) † ∆∆ F	49,906	128,009

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$206,805) (Private) † ∆∆ F	72,632	186,125

Total convertible preferred stocks (cost $562,252)		$506,026

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

General Dynamics Corp. (Call)	Feb-16/$140.00	$80,434	$46,562

SPDR S&P 500 ETF Trust (Put)	Feb-16/190.00	90,591	179,334

Total purchased options outstanding (cost $263,197)			$225,896

SHORT-TERM INVESTMENTS (6.2%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.53% [d]	Shares	8,325,388	$8,325,388

Putnam Short Term Investment Fund 0.39% L	Shares	7,260,056	7,260,056

SSgA Prime Money Market Fund Class N 0.31% P	Shares	110,000	110,000

U.S. Treasury Bills 0.19%, February 18, 2016 ∆		$110,000	109,980

U.S. Treasury Bills 0.16%, February 11, 2016		153,000	152,970

Total short-term investments (cost $15,958,427)			$15,958,394

TOTAL INVESTMENTS

Total investments (cost $270,480,522)			$267,370,658

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through January 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $256,407,383.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $759,318, or 0.3% of net assets.

  ∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Research Fund 25

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $206,994 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/16 (aggregate face value $18,964,060) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	British Pound	Sell	3/16/16	$47,738	$50,526	$2,788

	Barclays Bank PLC
	Canadian Dollar	Sell	4/20/16	614,501	630,572	16,071

	Swiss Franc	Buy	3/16/16	582,457	581,840	617

	Citibank, N.A.
	Euro	Sell	3/16/16	5,276,239	5,183,116	(93,123)

	Credit Suisse International
	Canadian Dollar	Sell	4/20/16	571,525	576,191	4,666

	Swiss Franc	Sell	3/16/16	449,165	448,960	(205)

	Deutsche Bank AG
	British Pound	Sell	3/16/16	2,807,259	2,970,573	163,314

	Goldman Sachs International
	Euro	Buy	3/16/16	724,111	736,790	(12,679)

HSBC Bank USA, National Association
	British Pound	Sell	3/16/16	1,395,792	1,477,407	81,615

	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/20/16	1,795,315	1,809,628	14,313

	State Street Bank and Trust Co.
	Euro	Buy	3/16/16	2,871,826	2,841,053	30,773

	Israeli Shekel	Sell	4/20/16	697,333	703,814	6,481

	WestPac Banking Corp.
	Canadian Dollar	Sell	4/20/16	946,377	953,590	7,213

	Total					$221,844

26 Research Fund

WRITTEN OPTIONS OUTSTANDING at 1/31/16 (premiums $187,523) (Unaudited)
	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Feb-16/$185.00	$90,591	$91,452

Total			$91,452

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
units	797	$—	12/15/20	1 month USD-	Russell 2000 Total	$(106,624)
				LIBOR-BBA minus	Return Index
				0.58%

JPMorgan Chase Bank N.A.
baskets	7,622	—	7/16/16	(3 month USD-	A basket	14,528
				LIBOR-BBA plus	(JPCMPTMD) of
				0.30%)	common stocks

Total		$—				$(92,096)

Research Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$34,380,352	$—	$133,450

Consumer staples	24,444,194	—	—

Energy	14,141,803	1,910,571	—

Financials	40,047,436	1,108,143	119,842

Health care	34,809,279	—	—

Industrials	24,582,634	297,193	—

Information technology	51,303,770	481,748	—

Materials	8,845,338	1,232,589	—

Telecommunication services	4,808,104	—	—

Utilities	8,033,896	—	—

Total common stocks	245,396,806	5,030,244	253,292

Convertible preferred stocks	—	—	506,026

Purchased options outstanding	—	225,896	—

Short-term investments	7,370,056	8,588,338	—

Totals by level	$252,766,862	$13,844,478	$759,318

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$221,844	$—

Written options outstanding	—	(91,452)	—

Total return swap contracts	—	(92,096)	—

Totals by level	$—	$38,296	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 Research Fund

Statement of assets and liabilities 1/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $8,231,914 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $254,895,078)	$251,785,214
Affiliated issuers (identified cost $15,585,444) (Notes 1 and 5)	15,585,444

Foreign currency (cost $6) (Note 1)	4

Dividends, interest and other receivables	241,120

Receivable for shares of the fund sold	84,142

Receivable for investments sold	9,714,357

Unrealized appreciation on forward currency contracts (Note 1)	327,851

Unrealized appreciation on OTC swap contracts (Note 1)	14,528

Prepaid assets	45,421

Total assets	277,798,081

LIABILITIES

Payable for investments purchased	11,977,716

Payable for shares of the fund repurchased	166,875

Payable for compensation of Manager (Note 2)	121,192

Payable for custodian fees (Note 2)	15,683

Payable for investor servicing fees (Note 2)	83,171

Payable for Trustee compensation and expenses (Note 2)	134,641

Payable for administrative services (Note 2)	2,608

Payable for distribution fees (Note 2)	68,515

Unrealized depreciation on OTC swap contracts (Note 1)	106,624

Unrealized depreciation on forward currency contracts (Note 1)	106,007

Written options outstanding, at value (premiums $187,523) (Notes 1 and 3)	91,452

Collateral on securities loaned, at value (Note 1)	8,325,388

Collateral on certain derivative contracts, at value (Note 1)	110,000

Other accrued expenses	80,826

Total liabilities	21,390,698

Net assets	$256,407,383

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$290,108,109

Distributions in excess of net investment income (Note 1)	(1,690,398)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(29,127,851)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,882,477)

Total — Representing net assets applicable to capital shares outstanding	$256,407,383

(Continued on next page)

Research Fund 29

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($208,546,827 divided by 8,866,444 shares)	$23.52

Offering price per class A share (100/94.25 of $23.52)*	$24.95

Net asset value and offering price per class B share ($8,598,695 divided by 388,975 shares)**	$22.11

Net asset value and offering price per class C share ($14,821,478 divided by 670,472 shares)**	$22.11

Net asset value and redemption price per class M share ($4,911,867 divided by 217,066 shares)	$22.63

Offering price per class M share (100/96.50 of $22.63)*	$23.45

Net asset value, offering price and redemption price per class R share
($2,385,750 divided by 102,431 shares)	$23.29

Net asset value, offering price and redemption price per class R6 share
($6,549,084 divided by 276,328 shares)	$23.70

Net asset value, offering price and redemption price per class Y share
($10,593,682 divided by 447,695 shares)	$23.66

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Research Fund

Statement of operations Six months ended 1/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $11,061)	$2,400,452

Interest (including interest income of $7,574 from investments in affiliated issuers) (Note 5)	7,840

Securities lending (Note 1)	16,196

Total investment income	2,424,488

EXPENSES

Compensation of Manager (Note 2)	764,361

Investor servicing fees (Note 2)	269,696

Custodian fees (Note 2)	20,993

Trustee compensation and expenses (Note 2)	10,198

Distribution fees (Note 2)	434,931

Administrative services (Note 2)	4,309

Other	120,614

Total expenses	1,625,102

Expense reduction (Note 2)	(8,875)

Net expenses	1,616,227

Net investment income	808,261

Net realized gain on investments (Notes 1 and 3)	1,948,039

Net realized gain on swap contracts (Note 1)	648,624

Net realized loss on futures contracts (Note 1)	(329,443)

Net realized gain on foreign currency transactions (Note 1)	528,542

Net realized loss on written options (Notes 1 and 3)	(222,647)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	151,557

Net unrealized depreciation of investments, futures contracts, swap contracts, written options
during the period	(35,421,094)

Net loss on investments	(32,696,422)

Net decrease in net assets resulting from operations	$(31,888,161)

The accompanying notes are an integral part of these financial statements.

Research Fund 31

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/16*	Year ended 7/31/15

Operations:
Net investment income	$808,261	$1,467,213

Net realized gain on investments
and foreign currency transactions	2,573,115	28,096,508

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(35,269,537)	(71,146)

Net increase (decrease) in net assets resulting
from operations	(31,888,161)	29,492,575

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,643,950)	(2,319,113)

Class B	(47,351)	(26,766)

Class C	(84,550)	(52,817)

Class M	(41,945)	(27,109)

Class R	(28,357)	(8,931)

Class R6	(90,788)	—

Class Y	(161,461)	(210,413)

Increase (decrease) from capital share transactions (Note 4)	(5,848,410)	4,422,382

Total increase (decrease) in net assets	(40,834,973)	31,269,808

NET ASSETS

Beginning of period	297,242,356	265,972,548

End of period (including distributions in excess of net
investment income of $1,690,398 and undistributed net
investment income of $599,743, respectively)	$256,407,383	$297,242,356

* Unaudited.

The accompanying notes are an integral part of these financial statements.

32 Research Fund

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Research Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
			Net realized									Ratio	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
January 31, 2016**	$26.65	.08	(2.91)	(2.83)	(.30)	(.30)	—	—	$23.52	(10.71)*	$208,547	.56*	.32*	40*
July 31, 2015	24.22	.15	2.53	2.68	(.25)	(.25)	—	—	26.65	11.10	242,828	1.09	.57	105
July 31, 2014	20.46	.19	3.73	3.92	(.16)	(.16)	—	—	24.22	19.22	224,634	1.14	.84	96
July 31, 2013	16.35	.17	4.13	4.30	(.19)	(.19)	— [d]	—	20.46	26.53	201,220	1.19	.95	96
July 31, 2012	15.51	.13	.85	.98	(.14)	(.14)	— [d]	— [d,f]	16.35	6.37	178,021	1.26	.85	108
July 31, 2011	13.08	.08	2.41	2.49	(.08)	(.08)	— [d]	.02 [e]	15.51	19.24	183,969	1.23	.53	99

Class B
January 31, 2016**	$24.97	(.01)	(2.73)	(2.74)	(.12)	(.12)	—	—	$22.11	(11.01)*	$8,599	.94*	(.05)*	40*
July 31, 2015	22.71	(.04)	2.37	2.33	(.07)	(.07)	—	—	24.97	10.25	10,102	1.84	(.18)	105
July 31, 2014	19.20	.02	3.50	3.52	(.01)	(.01)	—	—	22.71	18.33	9,558	1.89	.11	96
July 31, 2013	15.34	.04	3.88	3.92	(.06)	(.06)	— [d]	—	19.20	25.60	10,098	1.94	.22	96
July 31, 2012	14.54	.01	.79	.80	—	—	— [d]	— [d,f]	15.34	5.50	10,441	2.01	.11	108
July 31, 2011	12.28	(.03)	2.27	2.24	—	—	— [d]	.02 [e]	14.54	18.40	14,078	1.98	(.21)	99

Class C
January 31, 2016**	$24.98	(.01)	(2.73)	(2.74)	(.13)	(.13)	—	—	$22.11	(11.02)*	$14,821	.94*	(.06)*	40*
July 31, 2015	22.74	(.04)	2.37	2.33	(.09)	(.09)	—	—	24.98	10.24	16,667	1.84	(.18)	105
July 31, 2014	19.23	.02	3.51	3.53	(.02)	(.02)	—	—	22.74	18.38	13,974	1.89	.09	96
July 31, 2013	15.38	.03	3.89	3.92	(.07)	(.07)	— [d]	—	19.23	25.55	12,227	1.94	.20	96
July 31, 2012	14.60	.01	.79	.80	(.02)	(.02)	— [d]	— [d,f]	15.38	5.51	10,525	2.01	.10	108
July 31, 2011	12.33	(.03)	2.28	2.25	—	—	— [d]	.02 [e]	14.60	18.41	11,443	1.98	(.22)	99

Class M
January 31, 2016**	$25.60	.02	(2.80)	(2.78)	(.19)	(.19)	—	—	$22.63	(10.91)*	$4,912	.81*	.07*	40*
July 31, 2015	23.30	.02	2.42	2.44	(.14)	(.14)	—	—	25.60	10.50	5,332	1.59	.07	105
July 31, 2014	19.69	.08	3.59	3.67	(.06)	(.06)	—	—	23.30	18.67	4,281	1.64	.35	96
July 31, 2013	15.74	.08	3.97	4.05	(.10)	(.10)	— [d]	—	19.69	25.88	4,019	1.69	.46	96
July 31, 2012	14.94	.05	.81	.86	(.06)	(.06)	— [d]	— [d,f]	15.74	5.78	3,692	1.76	.35	108
July 31, 2011	12.59	—d	2.34	2.34	(.01)	(.01)	— [d]	.02 [e]	14.94	18.77	4,084	1.73	.03	99

Class R
January 31, 2016**	$26.41	.05	(2.88)	(2.83)	(.29)	(.29)	—	—	$23.29	(10.81)*	$2,386	.68*	.20*	40*
July 31, 2015	24.08	.06	2.54	2.60	(.27)	(.27)	—	—	26.41	10.81	2,344	1.34	.22	105
July 31, 2014	20.33	.13	3.72	3.85	(.10)	(.10)	—	—	24.08	18.97	245	1.39	.57	96
July 31, 2013	16.26	.12	4.10	4.22	(.15)	(.15)	— [d]	—	20.33	26.17	244	1.44	.69	96
July 31, 2012	15.44	.09	.84	.93	(.11)	(.11)	— [d]	— [d,f]	16.26	6.06	176	1.51	.60	108
July 31, 2011	13.02	.04	2.42	2.46	(.06)	(.06)	— [d]	.02 [e]	15.44	19.06	143	1.48	.28	99

Class R6
January 31, 2016**	$26.84	.11	(2.92)	(2.81)	(.33)	(.33)	—	—	$23.70	(10.56)*	$6,549	.36*	.45*	40*
July 31, 2015†	26.31	.01	.52	.53	—	—	—	—	26.84	2.01*	10	.06*	.03*	105

Class Y
January 31, 2016**	$26.84	.12	(2.94)	(2.82)	(.36)	(.36)	—	—	$23.66	(10.61)*	$10,594	.43*	.49*	40*
July 31, 2015	24.39	.21	2.55	2.76	(.31)	(.31)	—	—	26.84	11.36	19,960.84		.81	105
July 31, 2014	20.59	.25	3.76	4.01	(.21)	(.21)	—	—	24.39	19.57	13,281.89		1.09	96
July 31, 2013	16.45	.22	4.15	4.37	(.23)	(.23)	— [d]	—	20.59	26.87	11,778.94		1.17	96
July 31, 2012	15.62	.17	.83	1.00	(.17)	(.17)	— [d]	— [d,f]	16.45	6.54	7,461	1.01	1.10	108
July 31, 2011	13.16	.12	2.44	2.56	(.12)	(.12)	— [d]	.02 [e]	15.62	19.66	5,418.98		.77	99

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Research Fund	Research Fund 35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period June 29, 2015 (commencement of operations) to July 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC), which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

36 Research Fund

Notes to financial statements 1/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through January 31, 2016.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Research Fund 37

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the

38 Research Fund

fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to enhance returns on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are

Research Fund 39

unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $348,169 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $93,123 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $49,995 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $8,325,388 and the

40 Research Fund

value of securities loaned amounted to $8,337,207. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2015, the fund had a capital loss carryover of $31,206,483 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$31,206,483	N/A	$31,206,483	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $270,991,249, resulting in gross unrealized appreciation and depreciation of $24,526,465 and $28,147,056, respectively, or net unrealized depreciation of $3,620,591.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with

Research Fund 41

income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate

42 Research Fund

of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$223,851	Class R	2,336

Class B	9,308	Class R6	1,570

Class C	15,589	Class Y	11,903

Class M	5,139	Total	$269,696

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $214 under the expense offset arrangements and by $8,661 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $191, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$283,427	Class M	19,512

Class B	47,156	Class R	5,903

Class C	78,933	Total	$434,931

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,227 and $119 from the sale of class A and class M shares, respectively, and received $3,516 and $896 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $8 and no monies on class  A and class  M redemptions, respectively.

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Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$109,342,599	$116,059,602

U.S. government securities (Long-term)	—	—

Total	$109,342,599	$116,059,602

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	251,389	470,539
Options exercised	—	—
Options expired	(30,388)	(13,067)
Options closed	(130,410)	(269,949)

Written options outstanding at the
end of the reporting period	$90,591	$187,523

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	377,803	$9,397,410	677,998	$17,415,820

Shares issued in connection with
reinvestment of distributions	99,872	2,534,754	85,801	2,223,974

	477,675	11,932,164	763,799	19,639,794

Shares repurchased	(724,400)	(17,605,033)	(924,716)	(23,883,151)

Net decrease	(246,725)	$(5,672,869)	(160,917)	$(4,243,357)

	Six months ended 1/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	26,027	$612,310	79,624	$1,951,367

Shares issued in connection with
reinvestment of distributions	1,947	46,493	1,073	26,198

	27,974	658,803	80,697	1,977,565

Shares repurchased	(43,532)	(1,015,815)	(97,003)	(2,344,049)

Net decrease	(15,558)	$(357,012)	(16,306)	$(366,484)

44 Research Fund

	Six months ended 1/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	57,877	$1,365,315	132,946	$3,232,966

Shares issued in connection with
reinvestment of distributions	3,224	76,985	1,971	48,132

	61,101	1,442,300	134,917	3,281,098

Shares repurchased	(57,874)	(1,336,904)	(82,277)	(1,989,498)

Net increase	3,227	$105,396	52,640	$1,291,600

	Six months ended 1/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	21,930	$532,807	40,074	$998,768

Shares issued in connection with
reinvestment of distributions	1,712	41,851	1,080	26,977

	23,642	574,658	41,154	1,025,745

Shares repurchased	(14,830)	(357,366)	(16,656)	(410,409)

Net increase	8,812	$217,292	24,498	$615,336

	Six months ended 1/31/16		Year ended 7/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	35,660	$893,747	85,645	$2,197,002

Shares issued in connection with
reinvestment of distributions	712	17,906	323	8,315

	36,372	911,653	85,968	2,205,317

Shares repurchased	(22,682)	(557,067)	(7,380)	(185,839)

Net increase	13,690	$354,586	78,588	$2,019,478

			For the period 6/29/15
			(commencement of operations)
	Six months ended 1/31/16		to 7/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	279,672	$7,457,271	380	$10,000

Shares issued in connection with
reinvestment of distributions	3,552	90,788	—	—

	283,224	7,548,059	380	10,000

Shares repurchased	(7,276)	(176,982)	—	—

Net increase	275,948	$7,371,077	380	$10,000

	Six months ended 1/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	53,617	$1,341,332	307,756	$7,912,331

Shares issued in connection with
reinvestment of distributions	5,945	151,788	7,856	204,817

	59,562	1,493,120	315,612	8,117,148

Shares repurchased	(355,663)	(9,360,000)	(116,411)	(3,021,339)

Net increase (decrease)	(296,101)	$(7,866,880)	199,201	$5,095,809

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At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	385	0.1%	$9,125

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$5,693,535	$28,828,517	$27,261,996	$7,574	$7,260,056

Totals	$5,693,535	$28,828,517	$27,261,996	$7,574	$7,260,056

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$170,000

Written equity option contracts (contract amount) (Note 3)	$130,000

Futures contracts (number of contracts)	6

Forward currency contracts (contract amount)	$22,100,000

OTC total return swap contracts (notional)	$5,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$327,851	Payables	$106,007

	Investments,
Equity contracts	Receivables	240,424	Payables	198,076

Total		$568,275		$304,083

46 Research Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$522,931	$—	$522,931

Equity contracts	148,203	(329,443)	—	648,624	$467,384

Total	$148,203	$(329,443)	$522,931	$648,624	$990,315

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$149,898	$—	$149,898

Equity contracts	62,962	27,008	—	(84,505)	$5,465

Total	$62,962	$27,008	$149,898	$(84,505)	$155,363

Research Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$14,528	$—	$—	$14,528

Forward currency contracts#	2,788	16,688	—	4,666	163,314	—	81,615	14,313	37,254	7,213	327,851

Purchased options**#	—	—	—	—	—	225,896	—	—	—	—	225,896

Total Assets	$2,788	$16,688	$—	$4,666	$163,314	$225,896	$81,615	$28,841	$37,254	$7,213	$568,275

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	106,624	—	—	—	—	106,624

Forward currency contracts#	—	—	93,123	205	—	12,679	—	—	—	—	106,007

Written options#	—	—	—	—	—	91,452	—	—	—	—	91,452

Total Liabilities	$—	$—	$93,123	$205	$—	$210,755	$—	$—	$—	$—	$304,083

Total Financial and Derivative Net Assets	$2,788	$16,688	$(93,123)	$4,461	$163,314	$15,141	$81,615	$28,841	$37,254	$7,213	$264,192

Total collateral received (pledged)†##	$—	$—	$(49,995)	$—	$110,000	$15,141	$—	$—	$—	$—

Net amount	$2,788	$16,688	$(43,128)	$4,461	$53,314	$—	$81,615	$28,841	$37,254	$7,213

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

48 Research Fund	Research Fund 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

50 Research Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Research Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Research Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 25, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 25, 2016